EXHIBIT 10-1


                        SOUTHCOAST FINANCIAL CORPORATION

                            4,000 Capital Securities


                        Floating Rate Capital Securities
               (Liquidation Amount $1,000.00 per Capital Security)


                               PURCHASE AGREEMENT


                                                                     May 3, 2002



Bayview Financial Trading Group, L.P.
2665 South Bayshore Drive
Third Floor
Miami, Florida  33133


Ladies and Gentlemen:

          Southcoast Financial Corporation, Inc., a South Carolina corporation (the "Company"), and its financing subsidiary, Southcoast Capital Trust I, a Delaware Business Trust (the "Trust," and hereinafter together with the Company, the "Offerors"), hereby confirm their agreement with you, a Delaware limited partnership, as the purchaser (the "Purchaser"), as follows:

Section 1. Issuance and Sale of Securities.

          1.1. Introduction. The Offerors propose to issue and sell at the Closing (as defined in Section 2.4.1 hereof) 4,000 of the Trust's Floating Rate Capital Securities, with a liquidation amount of $1,000.00 per capital security (the "Capital Securities"), to you pursuant to the terms of this Purchase Agreement (the "Agreement"). The Capital Securities shall be offered and sold by the Trust directly to the Purchaser without registration of any of the Capital Securities, the Debentures or the Guarantee under the Securities Act of 1933, as amended (the "Securities Act"), or any other applicable securities laws in reliance upon exemptions from the registration requirements of the Securities Act and other applicable securities laws. The Offerors and the Purchaser have entered into this Agreement to set forth their understanding as to their relationship and their respective rights, duties and obligations.

         1.2. Operative Agreements. The Capital Securities shall be fully and unconditionally guaranteed on a subordinated basis by the Company with respect to distributions and amounts payable upon liquidation, redemption or repayment (the "Guarantee") pursuant and subject to the Guarantee Agreement (the


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"Guarantee  Agreement"),  to be dated as of the  Closing  Date  (as  defined  in
Section  2.4.1 hereof) and executed and delivered by the Company and Wells Fargo
Bank,   National   Association  ("Wells  Fargo"),  as  trustee  (the  "Guarantee
Trustee"), for the benefit from time to time of the holders of the Capital Securities. The entire proceeds from the sale by the Trust to the holders of the Capital Securities shall be combined with the entire proceeds from the sale by the Trust to the Company of its common securities (the "Common Securities"), and shall be used by the Trust to purchase $4,125,000 in principal amount of the
Floating  Rate  Junior   Subordinated   Deferrable   Interest   Debentures  (the
"Debentures") of the Company. The Capital Securities and the Common Securities for the Trust shall be issued pursuant to an Amended and Restated Declaration of Trust among Wells Fargo, as institutional trustee (the "Institutional Trustee"),
Wells  Fargo  Delaware  Trust  Company,   as  Delaware  trustee  (the  "Delaware
Trustee"), the Administrative Trustees named therein, and the Company, to be dated as of the Closing Date and in substantially the form heretofore delivered to the Purchaser (the "Trust Agreement"). The Debentures shall be issued pursuant to an Indenture (the "Indenture"), to be dated as of the Closing Date, between the Company and Wells Fargo, as indenture trustee (the "Indenture Trustee"). The documents identified in this Section 1.2 are referred to herein as the "Operative Documents."

          1.3. Legends. Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Capital Securities and Debentures certificates shall each contain a legend as required pursuant to any of the Operative Documents.

Section 2. Purchase of Capital Securities and Fees and Expenses.

         2.1. Purchase Price. From the date hereof until the Closing Date (which date may be extended by mutual agreement of the Offerors and the Purchaser), the Offerors hereby grant to the Purchaser the exclusive right to purchase the Capital Securities at a purchase price of $970 per Capital Security.

         2.2. Costs and Expenses. Whether or not this Agreement is terminated or the sale of the Capital Securities is consummated, the Company hereby covenants and agrees that it shall directly pay or cause to be paid all reasonable costs and expenses incident to the performance of the obligations of the Offerors under this Agreement, including all fees, expenses and disbursements of counsel and accountants for the Offerors; the reasonable costs and charges of any trustee, transfer agent or registrar and the fees and disbursements of counsel to any trustee, transfer agent or registrar attributable to the Debentures and the Capital Securities; all reasonable expenses incurred by the Offerors incident to the preparation, execution and delivery of the Trust Agreement, the Indenture, and the Guarantee; and all other reasonable costs and expenses incident to the performance of the obligations of the Company hereunder and under the Trust Agreement and the Indenture.

         2.3. Failure to Close. If any of the conditions to the Closing specified in this Agreement shall not have been fulfilled to the satisfaction of the Purchaser or if the Closing shall not have occurred on or before 10:00 a.m. (Virginia time) on May 31, 2002, then each party hereto, notwithstanding anything to the contrary in this Agreement, shall be relieved of all further obligations under this Agreement without thereby waiving any rights it may have by reason of such nonfulfillment or failure; provided, however, that the


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obligations of the parties under Sections 2.2 and 9 shall not be so relieved and shall continue in full force and effect.

         2.4. Closing and Delivery of Payment.

                  2.4.1. Closing; Closing Date. The sale and purchase of the Capital Securities by the Offerors to the Purchaser shall take place at a closing (the "Closing") at the offices of Kelley Drye & Warren LLP, at 10:00 a.m. (Virginia time) on May 3, 2002, or such other business day as may be agreed upon by the Offerors and the Purchaser (the
         "Closing Date"). Payment by the Purchaser shall be payable in immediately available funds and shall be made prior to or on the Closing Date.

                  2.4.2. Delivery. The certificate for the Capital Securities shall be in definitive form, registered in the name of the Purchaser or its nominee and in the aggregate amount of the Capital Securities purchased by the Purchaser.

                  2.4.3.   Transfer  Agent.   The  Offerors  shall  deposit  the
         certificate representing the Capital Securities with the Institutional Trustee or other appropriate party prior to the Closing Date.

Section 3. Closing Conditions. The obligations of the parties hereto on the Closing Date shall be subject to the accuracy, at and as of the Closing Date, of the representations and warranties contained in this Agreement, to the accuracy, at and as of the Closing Date, of the statements of the Offerors made in any certificates pursuant to this Agreement, to the performance by the Offerors of their respective obligations under this Agreement, to compliance, at and as of the Closing Date, by the Offerors with their respective agreements herein contained, and to the following further conditions:

         3.1. Opinions of Counsel. On the Closing Date, the Purchaser shall have received the following favorable opinions, each dated as of the Closing Date:
(a) from Haynsworth Sinkler Boyd, P.A., counsel for the Offerors and addressed to the Purchaser in substantially the form set forth on Exhibit A-l attached hereto and incorporated herein by this reference, (b) from Richards, Layton & Finger, special Delaware counsel to the Offerors and addressed to the Purchaser and the Offerors, in substantially the form set forth on Exhibit A-2 attached hereto and incorporated herein by this reference and (c) from Kelley Drye & Warren LLP, special tax counsel to the Offerors, and addressed to the Purchaser and the Offerors, in substantially the form set forth on Exhibit A-3 attached hereto and incorporated herein by this reference, subject to the receipt by Kelley Drye & Warren LLP of a representation letter from the Company in the form set forth in Exhibit A-3 completed in a manner reasonably satisfactory to Kelley Drye & Warren LLP (collectively, the "Offerors' Counsel Opinions"). In rendering the Offerors' Counsel Opinions, counsel to the Offerors may rely as to factual matters upon certificates or other documents furnished by officers, directors and trustees of the Offerors (copies of which shall be delivered to the Purchaser) and by government officials, and upon such other documents as counsel to the Offerors may, in their reasonable opinion, deem appropriate as a basis for the Offerors' Counsel Opinions. Counsel to the Offerors may specify the jurisdictions in which they are admitted to practice and that they are not admitted to practice in any other jurisdiction and are not experts in the law of any other jurisdiction. Such Offerors' Counsel Opinion shall not state that they are to be governed or qualified by, or that they are otherwise subject to, any treatise, written policy or other document relating to legal opinions,


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including,  without  limitation,  the Legal Opinion Accord of the ABA Section of
Business Law (1991).

          3.2. Officer's Certificate. At the Closing Date, the Purchaser shall have received certificates from the Chief Executive Officer of the Company, dated as of the Closing Date, stating that (i) the representations and warranties of the Offerors set forth in Section 5 hereof are true and correct as of the Closing Date and that the Offerors have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Date, (ii) since the date of this Agreement, the Offerors have not incurred any liability or obligation, direct or contingent, or entered into any material transactions, other than in the ordinary course of business, which is material to the Offerors, and (iii) covering such other matters as the Purchaser may reasonably request.

          3.3. Administrative Trustee's Certificate. At the Closing Date, the Purchaser shall have received a certificate of one or more Administrative Trustees of the Trust, dated as of the Closing Date, stating that the representations and warranties of the Trust set forth in Section 5 hereof are true and correct as of the Closing Date and that the Trust has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date.

          3.4. Purchase Permitted by Applicable Laws; Legal Investment. The purchase of and payment for the Capital Securities shall (a) not be prohibited by any applicable law or governmental regulation, (b) not subject the Purchaser to any penalty or, in the reasonable judgment of the Purchaser, other onerous conditions under or pursuant to any applicable law or governmental regulation, and (c) be permitted by the laws and regulations of the jurisdictions to which the Purchaser is subject.

          3.5. Consents and Permits. The Company and the Trust shall have received all consents, permits and other authorizations, and made all such filings and declarations, as may be required from any person or entity pursuant to any law, statute, regulation or rule (federal, state, local and foreign), or pursuant to any agreement, order or decree to which the Company or the Trust is a party or to which either is subject, in connection with the transactions contemplated by this Agreement.

         3.6. Information. Prior to or on the Closing Date, the Offerors shall have furnished to the Purchaser such further information, certificates, opinions and documents addressed to the Purchaser, which the Purchaser may reasonably request, including, without limitation, a complete set of the Operative Documents or any other documents or certificates required by this Section 3; and all proceedings taken by the Offerors in connection with the issuance, offer and sale of the Capital Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Purchaser.

          If any condition specified in this Section 3 shall not have been fulfilled when and as required in this Agreement, or if any of the opinions or certificates referenced above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Purchaser, this Agreement may be terminated by the Purchaser by notice to the Offeror at any time at or


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prior to the  Closing  Date.  Notice of such  termination  shall be given to the
Offerors in writing or by telephone or facsimile confirmed in writing.

Section 4. Conditions to the Offerors' Obligations. The obligations of the Offerors to sell the Capital Securities to the Purchaser and consummate the transactions contemplated by this Agreement shall be subject to the accuracy, at and as of the Closing Date, of the representations and warranties of the Purchaser contained in Section 6 of this Agreement and to the following further conditions:

         4.1. Executed Agreement. The Offerors shall have received from the Purchaser an executed copy of this Agreement.

         4.2. Fulfillment of Other Obligations. The Purchaser shall have fulfilled all of its other obligations and duties required to be fulfilled under this Agreement prior to or at the Closing.

Section 5. Representations and Warranties of the Offerors. The Offerors jointly and severally represent and warrant to the Purchaser as of the date hereof and as of the Closing Date as follows:

         5.1.     Securities Law Matters.

                  (a)  Neither  the  Company  nor the  Trust,  nor any of  their
         "Affiliates" (as defined in Rule 501(b) of Regulation D under the Securities Act ("Regulation D")), nor any person acting on any of their behalf has, directly or indirectly, made offers or sales of any security, or solicited offers to buy any security, under circumstances that would require the registration of any of the Capital Securities, the Guarantee and the Debentures or any other securities to be issued or which may be issued by the Purchaser (collectively, the "Securities") under the Securities Act.

                  (b) Except as contemplated herein, neither the Company nor the Trust, nor any of their Affiliates, nor any person acting on its or their behalf has (i) offered for sale or solicited offers to purchase the Securities or (ii) engaged in any form of offering, general solicitation or general advertising (within the meaning of Regulation
         D) in connection with any offer or sale of any of the Securities.

                  (c) The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act.

                  (d) Neither the Company nor the Trust is or, after giving effect to the offering and sale of the Capital Securities and the consummation of the transactions described in this Agreement, neither the Company nor the Trust will be, an "investment company" or an entity "controlled" by an "investment company," in each case within the meaning of Section 3(a) of the Investment Company Act of 1940, as amended (the "Investment Company Act") without regard to Section 3(c) of the Investment Company Act.



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                  (e)  Neither  the  Company nor the Trust has paid or agreed to pay to any person or entity any compensation for soliciting another to purchase any of the Securities.

         5.2. Organization, Standing and Qualification of the Trust. The Trust has been duly created and is validly existing in good standing as a Business Trust under Chapter 38 of Title 12 of the Delaware Code (the "Business Trust Act") with the power and authority to own property and to conduct the business it transacts and proposes to transact and to enter into and perform its obligations under the Operative Documents. The Trust is duly qualified to transact business as a foreign entity and is in good standing in each jurisdiction in which such qualification is necessary, except where the failure to so qualify or be in good standing would not have a material adverse effect on the Trust. The Trust is not a party to or otherwise bound by any agreement other than the Operative Documents. The Trust is and will, under current law, be classified for federal income tax purposes as a grantor trust and not as an association taxable as a corporation.

         5.3. Trust Agreement. The Trust Agreement has been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company and the Administrative Trustees, and, assuming due authorization, execution and delivery by the Institutional Trustee and the Delaware Trustee, will be a valid and binding obligation of the Company and such Administrative Trustees, enforceable against them in accordance with its terms, subject to (a) applicable bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation and other laws relating to or affecting creditors' rights generally, and (b) general principles of equity (regardless of whether considered and applied in a proceeding in equity or at law) ("Bankruptcy and Equity"). Each of the Administrative Trustees is an employee or a director of the Company or of a financial institution subsidiary of the Company and has been duly authorized by the Company to execute and deliver the Trust Agreement.

         5.4. Guarantee Agreement and the Indenture. Each of the Guarantee and the Indenture has been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company, and, assuming due authorization, execution and delivery by the Guarantee Trustee, in the case of the Guarantee, and by the Indenture Trustee, in the case of the Indenture, will be a valid and binding obligation of the Company enforceable against it in accordance with its terms, subject to Bankruptcy and Equity.

         5.5. Capital Securities and Common Securities. The Capital Securities and the Common Securities have been duly authorized by the Trust Agreement and, when issued and delivered against payment therefor on the Closing Date to the Purchaser, in the case of the Capital Securities, and to the Company, in the case of the Common Securities, will be validly issued and represent undivided beneficial interests in the assets of the Trust. None of the Capital Securities or the Common Securities is subject to preemptive or other similar rights. On the Closing Date, all of the issued and outstanding Common Securities will be directly owned by the Company free and clear of any pledge, security interest, claim, lien or other encumbrance.

         5.6. Debentures. The Debentures have been duly authorized by the Company and, at the Closing Date, will have been duly executed and delivered to the Indenture Trustee for authentication in accordance with the Indenture, and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor by the Trust, will constitute valid and binding


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obligations of the Company entitled to the benefits of the Indenture enforceable against the Company in accordance with their terms, subject to Bankruptcy and Equity.

         5.7. Power and Authority. This Agreement has been duly authorized, executed and delivered by the Company and the Trust and constitutes the valid and binding obligation of the Company and the Trust, enforceable against the Company and the Trust in accordance with its terms, subject to Bankruptcy and Equity.

          5.8. No Defaults. The Trust is not in violation of the Trust Agreement or, to the knowledge of the Administrative Trustees, any provision of the Business Trust Act. The execution, delivery and performance by the Company or the Trust of the Operative Documents to which it is a party, and the consummation of the transactions contemplated herein or therein and the use of the proceeds therefrom, will not conflict with or constitute a breach of, or a default under, or result in the creation or imposition of any lien, charge or other encumbrance upon any property or assets of the Trust, the Company or any of the Company's subsidiaries pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Trust, the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of any of them is subject, except for a conflict, breach, default, lien, charge or encumbrance which could not reasonably be expected to have a Material Adverse Effect nor will such action result in any violation of the Trust Agreement or the Business Trust Act or require the consent, approval, authorization or order of any court or governmental agency or body. As used herein, the term "Material Adverse Effect" means any effect that is material and adverse to the Offerors' ability to consummate the transactions contemplated herein or in the Operative Documents or any effect that is material and adverse to the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Company and its subsidiaries taken as whole, whether or not occurring in the ordinary course of business.

          5.9. Organization, Standing and Qualification of the Company. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of South Carolina, with all requisite corporate power and authority to own its properties and conduct the business it transacts and proposes to transact, and is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction where the nature of its activities requires such qualification, except where the failure of the Company to be so qualified would not, singly or in the aggregate, have a Material Adverse Effect.

          5.10. Subsidiaries of the Company. Each of the Company's significant subsidiaries (as defined in Section l-02 of Regulation S-X to the Securities Act (the "Significant Subsidiaries")) is listed in Exhibit B attached hereto and incorporated herein by this reference. Each Significant Subsidiary has been duly organized and is validly existing and in good standing under the laws of the jurisdiction in which it is chartered or organized, with all requisite power and authority to own its properties and conduct the business it transacts and proposes to transact, and is duly qualified to transact business and is in good standing as a foreign entity in each jurisdiction where the nature of its activities requires such qualification, except where the failure of any such Significant Subsidiaries to be so qualified would not, singly or in the aggregate, have a Material Adverse Effect.



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          5.11.  Permits.  The Company and each of its Significant  Subsidiaries have all requisite power and authority, and all necessary authorizations, approvals, orders, licenses, certificates and permits of and from regulatory or governmental officials, bodies and tribunals, to own or lease their respective properties and to conduct their respective businesses as now being conducted, except such authorizations, approvals, orders, licenses, certificates and permits which, if not obtained and maintained, would not have a Material Adverse Effect, and neither the Company nor any of the Significant Subsidiaries
 has  received  any  notice  of  proceedings   relating  to  the  revocation  or
 modification  of  any  such  authorizations,   approvals,   orders,   licenses,
 certificates or permits which, singly or in the aggregate, if the failure to be so licensed or approved is the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect; and the Company and its Significant Subsidiaries are in compliance with all applicable laws, rules, regulations and orders and consents, the violation of which would have a Material Adverse Effect.

         5.12. Conflicts, Authorizations and Approvals. Except as previously disclosed to the Purchaser in writing, neither the Company nor any of the Significant Subsidiaries is in violation of its respective charter or by-laws or similar organizational documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which either the Company or any of the Significant Subsidiaries is a party, or by which it or any of them may be bound or to which any of the property or assets of the Company or any of the Significant
 Subsidiaries is subject, the effect of which violation or default in performance or observance would have a Material Adverse Effect.

          5.13. Holding Company Registration and Deposit Insurance. The Company is duly registered (i) as a bank holding company or financial holding company under the Bank Holding Company Act of 1956, as amended, and the regulations of the Board of Governors of the Federal Reserve System or (ii) as a savings and loan holding company under the Home Owners' Loan Act of 1933, as amended, and the regulations of the Office of Thrift Supervision, and the deposit accounts of the Company's subsidiary depository institutions are insured by the Federal Deposit Insurance Corporation ("FDIC") to the fullest extent permitted by law and the rules and regulations of the FDIC, and no proceedings for the termination of such insurance are pending or threatened.

          5.14.   Financial Statements.

                  (a) The audited consolidated balance sheets of the Company and all of its subsidiaries as of December 31, 2000 and December 31, 2001 and related consolidated income statements and statements of changes in shareholders' equity for the three years ended December 31, 2001 together with the notes thereto, copies of each of which have been provided to the Purchaser (together, the "Financial Statements"), have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as may be disclosed therein) and fairly present in all material respects the financial position and the results of operations and changes in shareholders' equity of the Company and all of its subsidiaries as of the dates and for the periods indicated (subject, in the case of interim financial statements, to normal recurring year-end adjustments, none of which shall be material). The books and records of the Company and all of its subsidiaries have been, and are


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being,  maintained in all material respect in accordance with generally accepted accounting principles and any other applicable legal and accounting requirements and reflect only actual transactions.

                  (b) The Company's report on FRY-9C dated December 31, 2002 (the "FRY-9C") previously provided to the Purchaser is the most recent available such report and the information therein fairly presents in all material respects the financial position of the Company and all of its subsidiaries.

                  (c) Since the respective dates of the Financial Statements and the FRY-9C, there has been no material adverse change or development with respect to the financial condition or earnings of the Company and all of its subsidiaries, taken as a whole.

                  (d) The accountants of the Company who certified the Financial
Statements are independent public accountants of the Company and its subsidiaries within the meaning of the Securities Act and the rules and regulations thereunder.

          5.15. Regulatory Enforcement Matters. Except as previously disclosed to the Purchaser in writing, neither the Company nor any of its subsidiaries is subject or is party to, or has received any notice or advice that any of them may become subject or party to, any investigation with respect to, any cease-and-desist order, agreement, consent agreement, memorandum of understanding or other regulatory enforcement action, proceeding or order with or by, or is a party to any commitment letter or similar undertaking to, or is subject to any directive by, or has been since January 1, 1999, a recipient of any supervisory letter from, or since January 1, 1999, has adopted any board resolutions at the request of, any Regulatory Agency (as defined below) that currently restricts in any material respect the conduct of their business or that in any material manner relates to their capital adequacy, their credit policies, their management or their business (each, a "Regulatory Agreement"), nor has the Company or any of its subsidiaries been advised since January 1, 1999 by any Regulatory Agency that it is considering issuing or requesting any such Regulatory Agreement. There is no material unresolved violation, criticism or exception by any Regulatory Agency with respect to any report or statement relating to any examinations of the Company or any of its subsidiaries. As used herein, the term "`Regulatory Agency" means any federal or state agency charged with the supervision or regulation of depository institutions, bank, financial or savings and loan holding companies, or engaged in the insurance of depository institution deposits, or any court, administrative agency or commission or other governmental agency, authority or instrumentality having supervisory or regulatory authority with respect to the Company or any of its Significant Subsidiaries.

         5.16. No Material Change. Except as previously disclosed to the Purchaser in writing, since December 31, 2001, there has been no material adverse change or development with respect to the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Offerors on a consolidated basis.

          5.17. No Undisclosed Liabilities. Neither the Company nor any of its subsidiaries has any material liability, whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due, including any liability for taxes (and there is no past or present fact, situation, circumstance, condition or other basis for any present or future action, suit, proceeding, hearing, charge, complaint, claim or demand against the Company or its subsidiaries giving rise to any such liability), except (i) for liabilities set forth in the Financial Statements, (ii) normal fluctuation in the amount of the liabilities referred to in clause (i) above occurring in the ordinary course of business of the Company and all of its subsidiaries since the date of the most recent balance sheet included in the Financial Statements, and (iii) as may be specifically disclosed in writing to the Purchaser.

          5.18. Litigation. Except as previously disclosed to the Purchaser in writing, no charge, investigation, action, suit or proceeding is pending or, to the knowledge of the Offerors, threatened, against or affecting the Offerors or any of their respective properties before or by any courts or any regulatory, administrative or governmental official, commission, board, agency or other authority or body, or any arbitrator, wherein an unfavorable decision, ruling or finding could have a Material Adverse Effect.

          5.19. Deferral of Interest Payments on Debentures. The Company has no present intention to exercise its option to defer payments of interest on the Debentures as provided in the Indenture. The Company believes that the likelihood that it would exercise its right to defer payments of interest on the Debentures as provided in the Indenture at any time during which the Debentures are outstanding is remote because of the restrictions that would be imposed on the Company's ability to declare or pay dividends or distributions on, or to redeem, purchase, acquire or make a liquidation payment with respect to, any of the Company's capital stock and on the Company's ability to make any payments of principal, interest or premium on, or repay, repurchase or redeem, any of its debt securities that rank pari passu in all respects with, or junior in interest to, the Debentures.

Section 6. Representations and Warranties of the Purchaser. The Purchaser represents and warrants to the Offerors as of the date hereof and as of the Closing Date as follows:

          6.1. Organization, Standing and Qualification. The Purchaser is a Delaware limited partnership, duly organized, validly existing and in good standing under the laws of the State of Florida, with full power and authority to own, lease and operate its properties and conduct its business as currently being conducted. The Purchaser is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property or conducts its business so as to require such qualification and in which the failure to so qualify would, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), earnings, business, prospects or results of operations of the Purchaser.

         6.2. Power and Authority. The Purchaser has all requisite power and authority to enter into this Agreement, and this Agreement has been duly and validly authorized, executed and delivered by the Purchaser and constitutes the legal, valid and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject to Bankruptcy and Equity, and except as any indemnification or contribution provisions thereof may be limited under applicable securities laws.

         6.3   Certain Additional Representations.

                  6.3.1. Private Issuance. The Purchaser understands and acknowledges that neither the Capital Securities, the Debentures nor the Guarantee have been registered under the Securities Act or any other applicable securities law, are being offered for sale by the Trust in transactions not requiring registration under the Securities Act, and may not be offered, sold, pledged or otherwise transferred by the Purchaser except in compliance with the registration requirements of the Securities Act or any other applicable securities laws, pursuant to an exemption therefrom or in a transaction not subject thereto.

                  6.3.2. Investment Intention. The Purchaser represents and warrants that it is purchasing the Capital Securities for its own account, for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or other applicable securities laws, subject to any requirement of law that the disposition of its property be at all times within its control and subject to its ability to resell such Capital Securities pursuant to an effective registration statement under the Securities Act or under Rule 144A or any other exemption from registration available under the Securities Act or any other applicable securities law.

                  6.3.3. Financial Experience. The Purchaser, whose business includes acquiring the Capital Securities and other similar securities, represents and warrants that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of purchasing the Capital Securities and is aware that it may be required to bear the economic risk of an investment in the Capital Securities. The Purchaser also represents that it is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act.

                  6.3.4. No Further Actions. The Purchaser represents and warrants that no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any governmental body, agency or court having jurisdiction over the Purchaser, other than those that have been made or obtained, is necessary or required for the performance by the Purchaser of its obligations under this Agreement or to consummate the transactions contemplated herein.

                  6.3.5. No Violations. The Purchaser represents and warrants that (i) the Purchaser is not in violation or default of any term of its Agreement of Limited Partnership, of any provision of any mortgage, indenture, contract, agreement, instrument or contract to which it is a party or by which it is bound or of any judgment, decree, order, writ or, to its knowledge, any statute, rule or regulation applicable to the Purchaser which would prevent the Purchaser from performing any
         material  obligation  set  forth  in  this  Agreement,   and  (ii)  the
         execution, delivery and performance of and compliance with this Agreement, and the consummation of the transactions contemplated herein, will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any such term, or the suspension, revocation, impairment, forfeiture or non-renewal of any permit, license, authorization or approval applicable to the Purchaser, its business or operations or any of its assets or properties which would prevent the Purchaser from performing any material obligations set forth in this Agreement.

                  6.3.6. Reliance. The Purchaser understands and acknowledges that the Company will rely upon the truth and accuracy of the foregoing acknowledgments, representations, warranties and agreements and agrees that, if any of the acknowledgments, representations, warranties or agreements deemed to have been made by it by its purchase of the Capital Securities are no longer accurate, it shall promptly notify the Company.

                  6.3.7. No Public Market. The Purchaser understands that no public market exists for any of the Capital Securities, and that it is unlikely that a public market will ever exist for the Capital Securities

Section 7. Covenants of the Offerors. The Offerors covenant and agree with the Purchaser as follows:

         7.1. Compliance with Representations and Warranties. During the period from the date of this Agreement to the Closing Date, the Offerors shall use their best efforts and take all action necessary or appropriate to cause their representations and warranties contained in Section 5 hereof to be true as of the Closing Date, after giving effect to the transactions contemplated by this Agreement, as if made on and as of the Closing Date.

         7.2. Sale and Registration of Securities. The Offerors and their Affiliates shall not nor shall any of them permit any person acting on their behalf, to directly or indirectly (i) sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) that would or could be integrated with the sale of the Capital Securities in a manner that would require the registration under the Securities Act of the Capital Securities, the Debentures or the Guarantee or (ii) make offers or sales of any such security, or solicit offers to buy any such security, under circumstances that would require the registration of any of such securities under the Securities Act.

         7.3. Use of Proceeds. The Trust shall use the proceeds from the sale of the Capital Securities to purchase the Debentures from the Company.

         7.4. Investment Company. The Offerors shall not engage, or permit any subsidiary to engage, in any activity which would cause it or any subsidiary to be an "investment company" under the provisions of the Investment Company Act.

         7.5. Reimbursement of Expenses. If the sale of the Capital Securities provided for herein is either consummated or is not consummated because any condition set forth in Section 3 hereof is not satisfied, or because of any refusal, inability or failure on the part of the Company or the Trust to perform any agreement herein or comply with any provision hereof other than by reason of a breach by the Purchaser, the Company shall reimburse the Purchaser upon demand for all of its out-of pocket expenses (including reasonable fees and disbursements of counsel) in an amount not to exceed $15,000 that shall have been incurred by it in connection with the proposed purchase of the Capital Securities. Notwithstanding the foregoing, the Company shall have no obligation to reimburse the Purchaser for its out-of-pocket expenses if the sale of the Capital Securities fails to occur because the Purchaser fails to fulfill a condition set forth in Section 4.

         7.6. Directed Selling Efforts, Solicitation and Advertising. In connection with any offer or sale of any of the Securities, the Offerors shall not, nor shall either of them permit any of their Affiliates or any person acting on their behalf to, (i) engage in any "directed selling efforts" within the meaning of Regulation S, or (ii) engage in any form of general solicitation or general advertising (as defined in Regulation D).

         7.7. Compliance with Rule 144A(d)(4) under the Securities Act. So long as any of the Capital Securities are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Offerors will, during any period in which they are not subject to and in compliance with
Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the Offerors are not exempt from such reporting requirements pursuant to and in compliance with Rule 12g3-2(b) under the Exchange Act, provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser in connection with any proposed transfer, any information required to be provided by Rule 144A(d)(4) under the Securities Act, if applicable. This covenant is intended to be for the benefit of the holders, and the prospective purchasers designated by such holders, from time to time of such restricted securities. The information provided by the Offerors pursuant to this Section 7.7 will not, at the date thereof, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         7.8. Quarterly Reports. Within 50 days of the end of each calendar year quarter and within 100 days of the end of each calendar year during which the Debentures are issued and outstanding, the Offerors shall submit to the Purchaser and any third party that may be designated in writing by the Purchaser a completed quarterly report in the form attached hereto as Exhibit C.

Section 8. Covenants of the Purchaser. The Purchaser covenants and agrees with the Offerors that, during the period from the date of this Agreement to the Closing Date, the Purchaser shall use its best efforts and take all action necessary or appropriate to cause its representations and warranties contained in Section 6 to be true as of Closing Date, after giving effect to the transactions contemplated by this Agreement, as if made on and as of the Closing Date.

Section  9. Indemnification.

         9.1. Indemnification Obligation. The Offerors shall jointly and severally indemnify and hold harmless the Purchaser and its agents, employees, officers and directors and each person that controls the Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and agents, employees, officers and directors or any such controlling person of the Purchaser (each such person or entity, an "Indemnified Party") from and against any and all losses, claims, damages, judgments, liabilities or expenses, joint or several, to which such Indemnified Party may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Offerors), insofar as such losses, claims, damages, judgments, liabilities or expenses (or actions in respect thereof) arise out of, or are based upon, or relate to, in whole or in part, (a) any untrue statement or alleged untrue statement of a material fact contained in any information (whether written or oral) or documents executed in favor of, furnished or made available to the Purchaser by the Offerors, or (b) any omission or alleged omission to state in any information (whether written or oral) or documents executed in favor of, furnished or made available to the Purchaser by the Offerors, a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Indemnified Party for any legal and other expenses as such expenses are reasonably incurred by such Indemnified Party in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, judgments, liability, expense or action described in this Section 9.1. In addition to their other obligations under this Section 9, the Offerors hereby agree that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of, or based upon, or related to the matters described above in this Section 9.1, they shall reimburse each Indemnified Party on a quarterly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, each Indemnified Party shall promptly return such amounts to the Offerors together with interest, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by Wells Fargo (the "Prime Rate"). Any such interim reimbursement payments which are not made to an Indemnified Party within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request.

          9.2. Conduct of Indemnification Proceedings. Promptly after receipt by an Indemnified Party under this Section 9 of notice of the commencement of any action, such Indemnified Party shall, if a claim in respect thereof is to be made against the Offerors under this Section 9, notify the Offerors in writing of the commencement thereof; but, subject to Section 9.4, the omission to so notify the Offerors shall not relieve them from any liability pursuant to
 Section 9.1 which the Offerors may have to any Indemnified Party unless and to the extent that the Offerors did not otherwise learn of such action and such failure by the Indemnified Party results in the forfeiture by the Offerors of substantial rights and defenses. In case any such action is brought against any Indemnified Party and such Indemnified Party seeks or intends to seek indemnity from the Offerors, the Offerors shall be entitled to participate in, and, to the extent that they may wish, to assume the defense thereof with counsel reasonably satisfactory to such Indemnified Party; provided, however, if the defendants in any such action include both the Indemnified Party and the Offerors and the Indemnified Party shall have reasonably concluded that there may be a conflict between the positions of the Offerors and the Indemnified Party in conducting the defense of any such action or that there may be legal defenses available to it and/or other Indemnified Parties which are different from or additional to those available to the Offerors, the Indemnified Party shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party. Upon receipt of notice from the Offerors to such Indemnified Party of their election to so assume the defense of such action and approval by the Indemnified Party of counsel, the Offerors shall not be liable to such Indemnified Party under this Section 9 for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof unless (i) the Indemnified Party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso in the preceding sentence (it being understood, however, that the Offerors shall not be liable for the expenses of more than one separate counsel representing the Indemnified Parties who are parties to such action), or (ii) the Offerors shall not have employed counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel of such Indemnified Party shall be at the expense of the Offerors.

         9.3.  Additional  Remedies.  The indemnity  agreement contained in this
Section 9 is in addition to any liability that the Offerors may otherwise have to any Indemnified Party.

         9.4. Additional Indemnification. The Company shall indemnify and hold harmless the Trust against all loss, liability, claim, damage and expense whatsoever, as due from the Trust under Sections 9.1 through 9.3 hereof.

Section 10.  Miscellaneous.

         10.1. Notices. Prior to the Closing, and thereafter with respect to matters pertaining to this Agreement only, all notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier or overnight air courier guaranteeing next day delivery:

         if to the Purchaser, to:

                                   Bayview Financial Trading Group, L.P.
                                   2665 South Bayshore Drive
                                   Third Floor
                                   Miami, Florida  33133
                                    Telecopier: (305) 854-9939
                                    Telephone: (305) 341-3668
                                    Attention:   Robert Barfield
         with a copy to:

                                   Kelley Drye & Warren LLP
                                   8000 Towers Crescent Drive
                                   Suite 1200
                                   Vienna, VA   22182
                                   Telecopier:  (703) 918-2450
                                   Telephone:  (703) 918-2300
                                   Attention:  Norman B. Antin, Esq
                                                 Jeffrey D. Haas, Esq.

         if to the Offerors, to:

                                    Southcoast Financial Corporation
                                    530 Johnnie Dodds Boulevard
                                    Mt. Pleasant, SC 29464
                                    Telecopier:  (843) 884-2886
                                    Telephone:  (843) 884-0504
                                    Attention:  L. Wayne Pearson

         with a copy to:

                                    Hansworth Sinkler Boyd P.A.
                                    1426 Main Street, Suite 1200
                                    Columbia, S.C. 29201-2834
                                    Telecopier:  (803) 765-1243
                                    Telephone:  (803) 779-3080
                                    Attention: George S. King, Jr., Esq.

         All such notices and communications shall be deemed to have been duly given (i) at the time delivered by hand, if personally delivered, (ii) five business days after being deposited in the mail, postage prepaid, if mailed,
(iii) when answered back, if telexed, (iv) the next business day after being telecopied, or (v) the next business day after timely delivery to a courier, if sent by overnight air courier guaranteeing next day delivery. From and after the Closing, the foregoing notice provisions shall be superseded by any notice provisions of the Operative Documents under which notice is given. The Purchaser, the Company, and their respective counsel, may change their respective notice addresses from time to time by written notice to all of the foregoing persons.

         10.2. Parties in Interest, Successors and Assigns. Except as expressly set forth herein, this Agreement is made solely for the benefit of the Purchaser and the Offerors and any person controlling the Purchaser, the Offerors and their respective successors and assigns; and no other person shall acquire or have any right under or by virtue of this Agreement. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties.

         10.3. Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         10.4. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         10.5. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws (and not the laws pertaining to conflicts of laws) of the State of Florida. In the event of the institution of any action, suit or proceeding, each of the parties hereto hereby consents to the exclusive jurisdiction and venue of the courts of the State of Florida located in Miami Dade County, Florida and the United States District Court in and for the
Southern District of Florida with respect to any matter relating to this Agreement and the performance of the parties' obligations hereunder and each of the parties hereto hereby further consents to the personal jurisdiction of such courts. Any action, suit or proceeding brought by or on behalf of any of the parties hereto relating to such matters shall be commenced, pursued, defended and resolved only in such courts and any appropriate appellate court having jurisdiction to hear an appeal from any judgment entered in such courts. The parties hereby agree that service of process may be made in any manner permitted by the rules of such courts and the laws of the State of Florida.

         10.6. Entire Agreement. This Agreement, together with the other Operative Documents and the other documents delivered in connection with the transactions contemplated by this Agreement, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, together with the other Operative Documents, supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         10.7. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected, it being intended that all of the Purchaser's rights and privileges shall be enforceable to the fullest extent permitted by law.

         10.8. Survival. The Purchaser and the Offerors, respectively, agree that the representations, warranties and agreements made by each of them in this Agreement and in any certificate or other instrument delivered pursuant hereto shall remain in full force and effect and shall survive the delivery of, and payment for, the Capital Securities.

                       [Signatures and Attachments Omitted]